Exhibit 99.1


  1.   Joint Filing.  Pursuant to Rule 13d-1(k)(1)(iii) of Regulation
13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

  2.   Power of Attorney.      Know all persons by these presents that the
each person whose signature appears below constitutes and appoints W. Robert Cotham, Mark L. Hart, Jr. and William P. Hallman, Jr., and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13G, and any reports filed pursuant to Section 16 of the Securities Exchange Act of 1934, filed on behalf of each of them with respect to their beneficial ownership of Human Genome Sciences, Inc. and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                               COTHAM FAMILY PARTNERS, L.P.

                               By:  Matthew Kingston Cotham 1996
                                    Trust, General Partner

                               By:   /s/ William P. Hallman, Jr.
                                           William P. Hallman, Jr.,
                                           Sole Trustee



                                /s/ William P. Hallman, Jr.
                               William P. Hallman, Jr.,
                               Individually and as Sole Trustee
                               of each of the P. Andrew Sterling
                               1990 Trust, Lisa D. Sterling 1990
                               Trust, the Philip D. Sterling 1990
                               Trust A, the Alexandra D. Sterling
                               1990 Trust A, the Annie R. Bass
                               Grandson's Trust for Sid R. Bass,
                               and the Annie R. Bass Grandson's
                               Trust for Lee M. Bass

                               Attorney-in-Fact for:

                               LEE M. BASS (1)
                               Individually and as Sole Trustee of
                               each of the Ramona Frates Bass
                               1993 A Trust, the Perry R. Bass, II
                               1993 A Trust and the Sophie Seeligson
                               Bass 1993 A Trust




                                /s/ W. R. Cotham
                               W. R. Cotham,
                               As Sole Trustee of each of the Mary Susanna
                               Hallman 1992 Trust, the William P. Hallman,
                               III 1992 Trust and the Lee Caroline
                               Hallman 1992 Trust


                               Attorney-in-Fact for:

                               SID R. BASS MANAGEMENT TRUST (2)
                               WESLEY GUYLAY CAPITAL
                                 MANAGEMENT III, L.P. (3)
                               WESLEY GUYLAY CAPITAL MANAGEMENT, L.P. (4)
                               PETER STERLING (5)


                               PANTHER CITY INVESTMENT COMPANY
                               in its capacity as Trustee for
                               HYATT ANNE BASS SUCCESSOR TRUST
                               SAMANTHA SIMS BASS SUCCESSOR TRUST


                               By: /s/ W. R. Cotham
                                     W.R. Cotham, President


(1) A Power of Attorney authorizing William P. Hallman, Jr. to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Wesley Guylay Capital Management III, L.P. previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Wesley Guylay Capital Management, L.P. previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf Peter Sterling previously has been filed with the Securities and Exchange Commission.